CALVERT NEW WORLD FUND, INC.
                        CALVERT NEW AFRICA FUND

                Supplement to April 12, 1995 Prospectus
                 Date of Supplement: November 30, 1995

Insert the following after page 4 of the Prospectus, as the Financial Highlights section:


The following table provides information about the financial history of the Fund's shares. It expresses the information in terms of a single share outstanding for the Fund. The table should be read in conjunction with the financial statements and their related notes.

Calvert New Africa Fund
From inception (April 12, 1995) to September 30, 1995
                                             (Unaudited)

Net asset value, beginning of period         $12.00
Income from investment operations
Net investment income                        (.10)
Net realized and unrealized gain
   (loss) on investments                     .04
   Total from investment operations          (.06)
Total increase (decrease) in
net asset value                              (.06)
Net asset value, end of period               $11.94
Total return<F1>                             (.5)%
Ratio to average net assets:
   Net investment income (loss)              (2.11)%(a)
   Total Expenses<F2>                        4.43%(a)
Net Expenses                                 3.21%(a)
   Expenses reimbursed and/or waived         3.74%(a)
Portfolio turnover                           0%
Net assets, end of period (in thousands)     $7,017
Number of shares outstanding at
   end of period (in thousands)              588

(a) Annualized

[FN]
<F1>Total return is not annualized and does note reflect deduction of
Class A front-end sales charge.
<F2>This ratio reflects total expenses before reduction for fees paid indirectly.